DIRECTORS  JOHN C. ATWATER
               RICHARD J. BRADSHAW
               MARYELLIE K. MOORE
               WENDELL G. VAN AUKEN
               JAMES C. VAN HORNE
                 Chairman

     OFFICERS  JOHN T. PACKARD
                 President
               DANIEL PIERCE
                 Vice President
               STEPHEN A. WOHLER
                 Vice President
               BRUCE H. GOLDFARB
                 Vice President and
                 Assistant Secretary
               JOHN R. HEBBLE
                 Treasurer
               THOMAS F. McDONOUGH
                 Vice President, Secretary
                 and Assistant Treasurer
               KATHRYN L. QUIRK
                 Vice President and
                 Assistant Secretary

   INVESTMENT  Scudder Kemper Investments, Inc.
      MANAGER  101 California Street, Suite 4100
               San Francisco, CA 94111

     TRANSFER  EquiServe
        AGENT  P.O. Box 8200
               Boston, MA 02266-8200

     CUSTODIAN Chase Manhattan Bank, N.A.
               4 Chase Metro Tech Center
               18th Floor
               Brooklyn, NY 11245

LEGAL COUNSEL  Howard, Rice, Nemerovski,
                 Canady, Falk & Rabkin
               Three Embarcadero Center
               Seventh Floor
               San Francisco, CA 94111

  INDEPENDENT  Ernst & Young LLP
     AUDITORS  200 Clarendon Street
               Boston, MA 02116





                                 --------------
                                   MONTGOMERY
                                 --------------


                            MONTGOMERY
                            STREET
                            INCOME
                            SECURITIES


                            /4/

                            Annual Report
                            December 31, 1998

                            SCUDDER
                            Investment Adviser      (Logo)

                                               101 California Street, Suite 4100
                                                         San Francisco, CA 94111
                                                                  (415) 981-8191

Dear Stockholder:

The investments of Montgomery Street Income Securities, Inc. (the "Fund") produced a total return based on net asset value (NAV) of 0.44% for the quarter ended December 31, 1998. This reflected a downward turn in bond prices being offset by dividend distributions of $0.34 and $0.37 paid in October and December, respectively. The total return of the Fund based on NAV, slightly outperformed the unmanaged Lehman Brothers Aggregate Bond Index, an index we use for comparative purposes, which had a total return of 0.34% for the quarter. The December 31, 1998, NAV per share was $19.93 versus $20.56 at the end of September. The decline in the Fund's NAV was due in large measure to distributions paid during the quarter. The market price of the Fund's shares, which trade on the New York Stock Exchange, was $19.75 per share at the end of December, compared with $19.31 at the end of September, 1998.

For the year ended December 31, the Fund returned 5.46% based on NAV, compared to the Lehman Brothers Aggregate Bond Index's 8.69%. Because the Fund is weighted more heavily toward corporate bonds than the Index, and corporates performed less well than Treasuries, our return was less than the index for the past year. The market price discount of the Fund as a percentage of its NAV fell to less than 1% at year end, an improvement over the Fund's 6.1% discount at the end of the third quarter.

On December 11, 1998, the Fund's Board of Directors declared a $0.37 per share dividend payable on December 31, 1998 to stockholders of record on December 21, 1998. ($0.02 of the $0.37 was derived from net short-term capital gains. This short-term gain is treated as ordinary income for tax purposes.) This dividend was $0.03 higher than the prior two dividends because it included the capital gain and the distribution of a modest excess accumulation at year end. Accordingly, the amount of the dividend should not be taken as the norm. The Fund's next dividend is expected to be paid in late April.

Market and Economic Conditions

The fourth quarter of 1998 served as a period of retrenchment for the markets after a disconcerting summertime, during which Russia defaulted on its debt and some aggressive hedge funds were forced to close their doors. We entered the quarter worried about the health of our financial system, and questioning the ability of some banks and brokerages to survive the tumult. The stock market was slipping, with the S&P 500 off over 14% from its highs of only two months before. A panic of buying had seized the Treasury market, due to both a flight to quality and a forced reduction of leverage. The 5-year Treasury Note had rallied from 5.34% in mid-August to 4.22%, a move of over 100 basis points. Not all bonds had moved upward; in fact, many sectors of the bond market were barely trading. The liquidity normally supplied by the broker/dealer community, had almost completely dried up. Bonds with credit risk were priced at yield advantages to Treasuries not seen since the last deep recession. Added to these woes were worries about an impending financial crisis in Brazil, and doubts about whether the U.S. economy could withstand the shocks being administered to its financial sector.

The Fed finally intervened in late September with a rate cut, from 5.5% to 5.25%, on Fed Funds. Though widely seen as too little, too late, it seemed to have a positive effect. The Treasury market peaked in frenzied trading on October 5, and the stock market bottomed three days later. Less noticed here in the U.S. was the other major revaluation that took place during this hectic period, that of the Yen versus the Dollar. This revaluation was driven by leveraged investors who had been enjoying the very low borrowing rates in Japan. From a high of over 136 Y/$ on October 5, the Yen rallied to below 112 Y/$ on October 8, a startling move of over 20% in three days between two of the world's three largest currencies. Since many of the fundamentals did not support a stronger Yen, the urgency and substantial force behind the unwinding of hedge fund leverage was realized.

From today's calmer perspective, it can be seen that it was the Treasury market that had been pushed most out of shape, and that it would spend the rest of the quarter drifting higher in yield, trying to find the right balancing point for the underlying economic fundamentals. Despite an interim move by the Fed to 5.0% on Fed Funds on October 15 and a further drop to 4.75% in mid-November, bonds could not make further progress. The stock market and the consumer, however, did apparently take heart. The stock market recovered dramatically, reaching its previous highs in late November, and never looked back. The consumer, too, proceeded to shake off any negative effects and went on a spending spree that saw final sales grow at a surprising 6% annual rate during the fourth quarter. Unfortunately this ebullience did not carry over to the investment-grade corporate bond market, where the path to higher valuations was still blocked by a damaged dealer community and fears of an imminent recession. Many of these fears have abated in the new year, and the Brazilian crisis has not yet proven contagious, so corporate bonds have started 1999 on a positive note.

The lack of retail pricing power and weak commodity prices have kept measured inflation very low over the past year, 1.6% for CPI, and just 0.9% for the GDP Deflator. The Treasury Inflation Indexed notes tell the same story, that expected inflation is about 1%. If this is true, corporate bonds with yields of 5.5% to 6.5% should prove to be excellent investments, providing a real return in excess of historical norms. Even if inflation were to drift back up to the 2% range, bonds could do quite well. At present, there is nothing to suggest significant inflationary pressures are around the corner and in fact some economists are worried about deflation, which carries with it the danger of destabilization as creditors have trouble making repayments. However, while aware of potential deflationary problems, we think the return to normalcy of the past three months has pushed them away for a while, and we place some weight on the probability that inflation will tend to creep back into the financial system.

Implications of Current Economic Conditions on the Bond Market

The strength of the stock market in the fourth quarter spilled over into the high yield area of the corporate bond market. The weakness in the emerging markets area due to worries about Brazil did not translate into forced sales in high yield funds, and the success of the Korean financial recovery somewhat ameliorated the negative tone. Still, Brazil remains a wild card because of the demands it might place on international funding sources, notably the U.S. However, now that we are in the middle of the devaluation process, the most dire predictions of financial panic and contagion seem overwrought. The engine of our domestic economy seems capable of pulling the U.S. and the rest of the Americas through any Brazilian slowdown.

Corporate bonds entered the year at attractive valuations versus their Treasury benchmarks. As the clouds of recession have dissipated, corporates have come into better focus, although investors are still placing premiums on large issues with household names, seeking liquidity along with yield. The graph on the next page shows the history of the yield advantage of a 10-year maturity, A-rated Industrial note versus a 10-year maturity Treasury note. Corporate bonds have the most value when their yield advantage is wide, and the prospects for the economy are for slow and profitable economic growth. Too rapid growth, while good for profits, might cause interest rates to rise for all bonds, hurting prices. In structuring the Fund's portfolio, our current strategy is to try to take advantage of the attractiveness of corporate yields, while helping to protect the principal of the Fund from interest rate fluctuations by focusing more on intermediate (3- to 10-year) maturities.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE

The Yield Advantage of 10-Year Industrial vs. 10-Year Treasury in basis points


LINE CHART DATA:

-----------------------------
1995         63
             60
             58
             49
             65
             58
             57
             58
             61
             59
             65
1996         60
             58
             58
             59
             60          Corporate Bonds Less Attractive
             55
             56
             59
             58
             58
             58
             60
1997         59
             58
             54
             62
             50
             48
             46
             46
             46
             48
             51
             72
             75
1998         75
             72
             67
             60
             70
             84          Corporate Bonds More Attractive
             82
             95
            115
            135
            105
            120
            100
1999         98

-----------------------------

The Portfolio

The duration of the portfolio was shortened  noticeably  during the quarter from
5.7 years to 5.2 years, as longer-maturity corporates were sold and redeployed into intermediate and shorter-term corporates. (Duration is a measure of the portfolio's sensitivity to interest rates. If interest rates were to rise by 1%, the value of a portfolio with a duration of 5.2 years would decline by about 5.2%.) The sense of crisis and risk that affected the corporate market at the beginning of the quarter abated somewhat, and the yield advantage of intermediate corporate bonds over like maturity Treasuries appeared quite attractive. We also expect that liquidity will improve first in the short and intermediate term area, and so feel that these maturities will have an advantage over the longer issues. The average maturity of the Fund also decreased from
13.0 years to 10.1 years, as a number of longer-term commitments were sold.

Besides the relative attractiveness of 3- to10-year corporate securities, the interest rate risk of the portfolio was reduced in preparation for taking on a degree of leverage in the portfolio. As was announced in December, the Fund plans to make use of leverage, achieved by the use of mortgage rolls, to increase the income flow from the portfolio. At year-end the Fund was not levered, but it is anticipated that some leverage will be used in the near future as the yields on corporate bonds are above average when compared to Treasuries and the expected cost of borrowing.

In a mortgage roll transaction, the Fund sells a mortgage security held in its portfolio and simultaneously agrees to purchase a substantially similar mortgage security from the same counterparty for future settlement, typically in the following month. On or before the settlement date, the Fund may renew, or "roll," its position by selling the security it initially agreed to purchase and entering into a new agreement to purchase a substantially similar security at a later date. The obligation of the Fund to purchase a security for future settlement is considered a borrowing by the Fund and results in a leveraging of the Fund's portfolio.

The Fund's investment adviser may now commit up to 30% of the Fund's assets to mortgage rolls and other borrowings. Previously, the approval of the Chairman of the Board was required for borrowings over 20%. The investment adviser does not expect to commit the maximum amount of the Fund's assets to the new strategy at all times, and any additional income that the new strategy may generate will vary from period to period.

Accordingly, while it is anticipated that the new strategy will generally result in increased dividends to Fund stockholders over time, the actual dividends declared by the Fund from quarter to quarter are likely to become less stable. The investment of mortgage roll proceeds in longer term securities also magnifies the Fund's risks. The primary risk here is that if interest rates rose the market value of the longer term securities would fall. To help maintain the overall interest rate risk of the Fund at historical norms, the investment adviser intends to shorten the duration of the portfolio when the Fund is leveraged. The use of leverage will also magnify other risks the Fund is normally exposed to, including credit risk. However, our intent is to carefully manage overall risk in our quest for a moderately higher dividend.

As the portfolio was shortened during the quarter, the portion of the portfolio committed to corporate bond investments decreased by 4.5%. The proceeds were invested in short term securities awaiting redeployment into attractive intermediate term corporates. Consistent with our defensive strategy, new purchases remained focused in domestically oriented and defensive sectors.

THE PRINTED DOCUMENT CONTAINS A PIE CHART HERE

PIE CHART TITLE:

Sector Distribution

PIE CHART DATA:

Asset-Backed  3.9%

Mortgage     18.5%

Treasury      5.0%

Cash          5.9%

Yankee        4.2%

Finance      11.3%

Utility       7.0%

Industrial   44.2%
------------------
              100%
==================

Corporate bonds outperformed Treasuries during the quarter after a rough start, as some liquidity returned when the forced selling by hedge funds abated. Most of the Corporate securities in the Fund did well, with the exception of energy related issues. Continued weakness in the price of oil caused this sector to underperform. The Fund benefited from favorable rebounds in the cable, media, and telecommunications areas, and banking and finance also performed well.

The accompanying pie chart shows the Fund's sector weightings at the end of December. Our Corporate bond position was 66.7%. Fred Meyer, Transocean Offshore, Centaur Funding (AirTouch), Seagrams, and Allied Waste were new holdings at the end of the quarter, while Tenet Healthcare, Fairchild Semiconductor, First Nationwide, AK Steel, Hilton Hotels, Borden Chemical, Harcourt General, Pioneer Natural Resources, and Coca-Cola were sold. Also sold was our holding of a long maturity Canadian Government issue, leaving the Fund with no foreign currency exposure.

THE PRINTED DOCUMENT CONTAINS A PIE CHART HERE

PIE CHART TITLE:

Quality Distribution

PIE CHART DATA:

Government   19.7%

Cash          5.9%

B             7.1%

BB           15.5%

BBB          31.6%

A            16.5%

AAA           3.7%
------------------
              100%
==================

The Fund's investment policy allows the portfolio to hold up to 30% of total assets in foreign denominated securities, preferreds, convertibles, private placements, and below-investment-grade debt securities. As of quarter-end, the Fund held 25.1% of its assets in these categories, down from the 28.7% held three months prior. 22.6% of the portfolio was below investment grade in terms of credit rating. Borden, Inc. (BB+ rated) remained the largest below-investment-grade holding. The company, which produces packaged food, adhesives, and housewares (Corning Ware), represented 1.9% of the total portfolio. Average quality for the overall portfolio was A. The Fund's quality breakdown appears in the pie chart above.

Limited Share Repurchases Authorization

On August 5, 1998, the Board of Directors authorized the Fund to repurchase a limited number of shares of the Fund's common stock from time to time when the shares are trading at less than 95% of their NAV. Repurchases will be limited to a number of shares each calendar quarter approximately equal to the number of new shares issued under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") with respect to dividends paid for the second preceding calendar quarter. There were 14,015 shares issued under the Plan during the third quarter of 1998, representing 0.14% of the outstanding shares of the Fund. There were no repurchases during the fourth quarter as the shares of the Fund traded at a discount of less than 5% during all periods during which repurchases were allowable.

Special Stockholders Meeting

There was a special meeting of stockholders of the Fund on December 11, 1998. At this meeting the Fund's stockholders approved a new Management and Investment Advisory Agreement between Scudder Kemper Investments, Inc. and the Fund. This approval was necessary because Zurich Insurance Company, which is the majority owner of Scudder Kemper Investments, your Fund's investment manager, combined its business on September 7, 1998, with the financial services business of B.A.T Industries. The resulting company, Zurich Financial Services, has become Zurich Insurance Company's parent company. It is anticipated that this transaction will have little impact on the operations of your Fund. Please see the table entitled "Stockholders Meeting Results" on page for more detailed information about the votes cast at the special meeting.

Year 2000 Readiness

Like other registered investment companies and financial business organizations worldwide, the Fund could be adversely affected if computer systems on which the Fund relies, which primarily include those used by the Fund's Adviser, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue (Y2K Issue). Failure to successfully address the Y2K Issue could result in interruptions to and other material adverse effects on the Fund's business and operations. The Adviser has told the Fund that it is taking steps it believes are reasonably designed to address the Y2K Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Y2K Issue will not have any adverse effect on the companies whose securities are held by the Fund or on global markets or economies generally. (The foregoing is a year 2000 readiness disclosure under the Year 2000 Information and Readiness Disclosure Act.)

Dividend Reinvestment and Cash Purchase Option

The Fund maintains an optional Dividend Reinvestment and Cash Purchase Plan (the "Plan") for the automatic reinvestment of your dividends and capital gains distributions in the shares of the Fund. The Plan also allows you to make additional cash investments in Fund shares. We recommend that you consider enrolling in the Plan to build your investments. State Street Bank and Trust Company is the Fund's Plan Agent, and the Plan's features are described beginning on page of this report.

Thank you for being a stockholder.

Sincerely,

/s/John T. Packard                        /s/Stephen A. Wohler

John T. Packard                           Stephen A. Wohler
President                                 Vice President
                                          Portfolio Manager of the Fund




--------------------------------------------------------------------------------
This report is sent to stockholders of Montgomery Street Income Securities, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Your Fund is a closed-end diversified management investment company registered under the Investment Company Act of 1940, investing and reinvesting its assets in a portfolio of selected securities. The Fund's primary investment objective is to seek as high a level of current income as is consistent with prudent investment risks, from a diversified portfolio primarily of debt securities. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT POLICIES

Investment of your Fund is guided by the following principal investment policies:

At least 70% of total assets must be invested in: straight debt securities (other than municipal securities) rated within the four highest grades assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation; bank debt of comparable quality; U.S. government or agency securities; commercial paper; cash; cash equivalents; or Canadian government, provincial, or municipal securities (not in excess of 25% of total assets).

Up to 30% of total assets (the "30% basket") may be invested in U.S. or foreign securities that are straight debt securities, whether or not rated, convertible securities, preferred stocks, or dividend-paying utility company common stock.

Not more than 25% of total assets may be invested in securities of any one industry (neither utility companies as a whole nor finance companies as a whole are considered an "industry" for the purposes of this limitation).

Not more than 5% of total assets may be invested in securities of any one issuer, other than U.S. government or agency securities.

The Fund may invest money pursuant to repurchase agreements so long as the Fund is initially wholly secured with collateral consisting of securities in which the Fund can invest under its investment objectives and policies. In addition, investment in repurchase agreements must not, at the time of any such loan, be as a whole more than 20% -- and be as to any one borrower more than 5% -- of the Fund's total assets.

The Fund may loan portfolio securities so long as the Fund is continuously secured by collateral at least equal to the market value of the securities loaned. In addition, loans of securities must not, at the time of any such loan, be as a whole more than 10% of the Fund's total assets.

The Fund may borrow funds to purchase securities, provided that the aggregate amount of such borrowings may not exceed 30% of the Fund's assets (including aggregate borrowings), less liabilities (excluding such borrowings).

The Fund may enter into forward foreign currency sale contracts to hedge portfolio positions, provided, among other things, that such contracts have a maturity of one year or that at the time of purchase, the Fund's obligations under such contracts do not exceed either the market value of portfolio securities denominated in the foreign currency or 15% of the Fund's total assets.

Subject to adoption of Board guidelines, the Fund may enter into interest rate futures contracts and purchase or write options on interest rate futures contracts, provided, among other things, that the Fund's obligations under such instruments may not exceed the market value of the Fund's assets not subject to the 30% basket.

SCHEDULE OF INVESTMENTS
December 31, 1998

                                                                                       Principal       Market
                                                                                      Amount ($)      Value ($)
---------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.7%
(under 1 year)

        American Express Credit Corp., 6.1%, 1/4/1999 ........................        3,416,000       3,416,000
        Ford Motor Credit Corp., 5.35%, 1/4/1999 .............................          145,000         145,000
        General Electric Capital Corp., 5.662%, 1/4/1999 .....................        2,145,000       2,145,000
        Household Finance Corp., 5.812%, 1/5/1999 ............................        5,950,000       5,950,000
                                                                                                   ------------
        TOTAL SHORT-TERM INVESTMENTS (Cost $11,656,000) ......................                       11,656,000
                                                                                                   ------------
---------------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM BONDS -- 24.1%
(1 - 8 years)

U.S. TREASURY & AGENCY -- 4.3%
        U.S. Treasury Note, 6.5%, 5/31/2002 ..................................        6,000,000       6,334,680
        U.S. Treasury Bond, 9.375%, 2/15/2006 ................................        2,000,000       2,549,380
                                                                                                   ------------
                                                                                                      8,884,060
                                                                                                   ------------
CONSUMER DISCRETIONARY -- 1.5%
  Department & Chain Stores
        Fred Meyer, Inc., 7.375%, 3/1/2005 ...................................        3,000,000       3,173,520
                                                                                                   ------------
CONSUMER STAPLES -- 3.9%
  Alcohol & Tobacco -- 1.9%
        J. Seagram & Sons, 6.625%, 12/15/2005 ................................        4,000,000       3,983,200
  Food & Beverage -- 2.0%
        Bass America Inc., 6.625%, 3/1/2003 ..................................        4,000,000       4,034,520
                                                                                                   ------------
COMMUNICATIONS -- 1.5%
  Telephone/Communications
        Worldcom, Inc. 6.40%, 8/15/2005 ......................................        3,000,000       3,117,960
                                                                                                   ------------
DURABLES -- 1.3%
  Aerospace
        Newport News Shipbuilding Co., 9.25%, 12/1/2006 ......................        2,500,000       2,643,750
                                                                                                   ------------
FINANCIAL -- 2.9%
  Banks -- 0.7%
        Conti Financial Corp., 7.5%, 3/15/2002 ...............................        2,000,000       1,400,000
                                                                                                   ------------
  Real Estate -- 2.2%
        GS Escrow Corp., 7%, 8/1/2003 ........................................        3,000,000       2,948,400
        ProLogis Trust (REIT), 7.05%, 7/15/2006 ..............................        1,500,000       1,463,625
                                                                                                   ------------
                                                                                                      4,412,025
                                                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

                                                                                       Principal       Market
                                                                                      Amount ($)      Value ($)
---------------------------------------------------------------------------------------------------------------
MEDIA -- 2.0%
  Cable Television
        TCI-Communications, Inc., 8%, 8/1/2005 ...............................        3,500,000       3,940,265
                                                                                                   ------------
ENERGY -- 1.0%
  Oil & Gas Production
        Nuevo Energy Co., senior subordinated note, 9.5%, 4/15/2006 ..........        2,000,000       1,950,000
                                                                                                   ------------
SERVICE INDUSTRIES -- 2.2%
  Environmental Services -- 0.7%
        Allied Waste North America, 7.375%, 1/1/2004 .........................        1,500,000       1,507,500
  Investment-- 1.5%
        Lehman Brothers Holdings, Inc., 7.25%, 10/15/2003 ....................        3,000,000       3,088,320
                                                                                                   ------------
TRANSPORTATION -- 1.0%
  Airlines
        Continental Airlines, Inc., 9.5%, 12/15/2001 .........................        2,000,000       2,105,000
                                                                                                   ------------
UTILITIES -- 2.5%
  Electric Utilities
        CalEnergy Co., Inc., 7.23%, 9/15/2005 ................................        2,000,000       2,065,000
        Niagara Mohawk Power Corp., 7.25%, 10/1/2002 .........................        3,000,000       3,048,750
                                                                                                   ------------
                                                                                                      5,113,750
                                                                                                   ------------
        TOTAL INTERMEDIATE-TERM BONDS (Cost $48,659,363) .....................                       49,353,870
                                                                                                   ------------
---------------------------------------------------------------------------------------------------------------
LONG-TERM BONDS -- 65.4%
(over 8 years)

U.S. TREASURY & AGENCY -- 16.3%
        Government National Mortgage Association, 7.5%, with various
          maturities to 11/15/2027 (b) .......................................       31,251,453      32,218,061
        U.S. Treasury Note, 5.625%, 5/15/2008 ................................        1,150,000       1,227,085
                                                                                                   ------------
                                                                                                     33,445,146
                                                                                                   ------------
ASSET BACKED -- 3.8%
        Greentree Financial Corp., senior subordinated pass-thru
          certificate, Series 1993-4 B1, 7.2%, 1/15/2019 .....................        8,000,000       7,850,312
                                                                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.4%
        DLJ Commercial Mortgage Corp., Series 1998-CG1 A1A, 6.11%,
          12/10/2007 .........................................................        4,853,373       4,972,281
                                                                                                   ------------
CONSUMER DISCRETIONARY -- 2.5%
  Hotels & Casinos -- 1.0%
        Royal Caribbean International, senior note, 7%, 10/15/2007 ...........        2,000,000       2,002,780
                                                                                                   ------------
  Restaurants -- 1.5%
        Tricon Global Restaurants, 7.65%, 5/15/2008 ..........................        3,000,000       3,120,000
                                                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

                                                                                       Principal       Market
                                                                                      Amount ($)      Value ($)
---------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 1.9%
  Food & Beverage
        Borden Inc., debenture, 9.2%, 3/15/2021 ..............................        4,000,000       3,909,680
                                                                                                   ------------
COMMUNICATIONS -- 1.0%
  Cellular Telephone
        ComCast Cellular, 9.5%, 5/1/2007 .....................................        2,000,000       2,130,000
                                                                                                   ------------
FINANCIAL -- 6.6%
  Banks -- 3.7%
        Bank United Capital Trust, 10.25%, 12/31/2026 ........................        1,500,000       1,500,000
        CoreStates Bank, 8%, 12/15/2026 ......................................        2,500,000       2,872,800
        Royal Bank of Scotland, 7.375%, 4/29/2049 ............................        3,000,000       3,162,150
                                                                                                   ------------
                                                                                                      7,534,950
                                                                                                   ------------
  Real Estate -- 2.9%
        ERP Operating L.P. Note, 7.57%, 8/15/2026 ............................        3,000,000       3,085,590
        Meditrust SBI, 7.82%, 9/10/2026 ......................................        3,000,000       2,862,060
                                                                                                   ------------
                                                                                                      5,947,650
                                                                                                   ------------
MEDIA -- 7.7%
  Cable Television -- 5.7%
        Cablevision Systems Corp., senior note, 7.875%, 2/15/2018 ............        2,500,000       2,545,075
        Cox Communications, Inc., 6.85%, 1/15/2018 ...........................        2,000,000       2,110,000
        Paramount Communications, Inc., senior debenture, 7.5%, 7/15/2023 ....        2,000,000       2,024,220
        Time Warner Inc., debenture, 9.125%, 1/15/2013 .......................        4,000,000       5,063,840
                                                                                                   ------------
                                                                                                     11,743,135
                                                                                                   ------------
  Print Media -- 2.0%
        News America Inc., 7.125%, 4/8/2028 ..................................        4,000,000       3,991,040
                                                                                                   ------------
SERVICE INDUSTRIES -- 1.5%
  Environmental Services
        USA Waste Services, Inc., 7.125%, 12/15/2017 .........................        3,000,000       3,154,680
                                                                                                   ------------
DURABLES -- 3.3%
  Aerospace
        Argo-Tech Corp., 8.625%, 10/1/2007 ...................................        2,000,000       1,890,000
        Lockheed Martin Corp., 7.2%, 5/1/2036 ................................        3,000,000       3,317,280
        United Defense Industries Inc., senior subordinated note, 8.75%,
          11/15/2007 .........................................................        1,500,000       1,515,000
                                                                                                   ------------
                                                                                                      6,722,280
                                                                                                   ------------
MANUFACTURING -- 2.5%
  Diversified Manufacturing -- 1.2%
        Hutchison Whampoa, Ltd., 7.5%, 8/1/2027 ..............................        3,000,000       2,426,850
                                                                                                   ------------
  Chemicals -- 1.3%
        Equistar Chemical Corporation, 7.55%, 2/15/2026 ......................        3,000,000       2,608,860
                                                                                                   ------------


    The accompanying notes are an integral part of the financial statements.

                                                                                       Principal       Market
                                                                                      Amount ($)      Value ($)
---------------------------------------------------------------------------------------------------------------
ENERGY -- 11.5%
  Oil & Gas Production -- 6.8%
        Apache Corp., debenture, 7.7%, 3/15/2026 .............................        3,310,000       3,456,136
        Belden & Blake Corp., 9.875%, 6/15/2007 ..............................        2,000,000       1,620,000
        Canadian Forest Oil, 8.75%, 9/15/2007 ................................        2,000,000       1,830,000
        Louisiana Land and Exploration Co., 7.65%, 12/1/2023 .................        3,000,000       3,157,830
        Unocal Corp., debenture, 9.4%, 2/15/2011 .............................        3,000,000       3,862,440
                                                                                                   ------------
                                                                                                     13,926,406
                                                                                                   ------------
  Oilfield Services/Equipment -- 4.7%
        ENSCO International Inc., note, 6.75%, 11/15/2007 ....................        4,000,000       3,986,480
        Petroleum Geo-Services, 6.625%, 3/30/2008 ............................        3,000,000       2,928,630
        Transocean Offshore, Inc., 8%, 4/15/2007 .............................        2,500,000       2,710,225
                                                                                                   ------------
                                                                                                      9,625,335
                                                                                                   ------------
TRANSPORTATION -- 1.5%
  Airlines
        Northwest Airlines Corp., 8.7%, 3/15/2007 ............................        3,000,000       2,956,500
                                                                                                   ------------
UTILITIES -- 2.9%
  Natural Gas Distributors -- 1.3%
        ANR Pipeline, debenture, 9.625%, 11/1/2021 ...........................        2,000,000       2,573,760
                                                                                                   ------------
  Electric Utilities -- 1.6%
        Southern Co. Capital Trust I, 8.19%, 2/1/2037 ........................        3,000,000       3,317,310
                                                                                                   ------------
        TOTAL LONG-TERM BONDS (Cost $130,454,691) ............................                      133,958,955
                                                                                                   ------------
---------------------------------------------------------------------------------------------------------------
WARRANTS -- 0.0%
                                                                                         Shares
                                                                                       ----------
        Walden Residential Properties, Inc. Warrants (expire 1/1/2002) .......           80,000          50,000
                                                                                                   ------------
---------------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.8%
        Walden Residential Properties, Inc. (Cost $2,000,000) ................           80,000       1,740,000
                                                                                                   ------------
---------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 2.5%
        Centaur Funding Corp., 9.08%, 4/21/2020 ..............................            3,000       3,112,500
        United Dominion Realty Trust Inc., "A", 9.25%, 4/24/2000 .............           80,000       1,960,000
                                                                                                   ------------
        TOTAL CONVERTIBLE PREFERRED STOCK (Cost $5,000,000) ..................                        5,072,500
                                                                                                   ------------
---------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                                                       Market
                                                                                                      Value ($)
---------------------------------------------------------------------------------------------------------------
        TOTAL INVESTMENT PORTFOLIO -- 98.5% (Cost $197,770,054) (a) ..........                      201,831,325
        OTHER ASSETS AND LIABILITIES, NET -- 1.5% ............................                        2,938,107
                                                                                                   ------------
        NET ASSETS -- 100.0% .................................................                      204,769,432
                                                                                                   ============
---------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $197,770,054. At December 31, 1998, net unrealized appreciation for all securities based on tax cost was $4,061,271. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $6,055,752 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,994,481.

(b)   Effective maturities will be shorter due to prepayments.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998

ASSETS
   Investments, at market (identified cost $197,770,054) ...............                       $  201,831,325
                                                                                               --------------
   Cash ................................................................                              286,160
   Interest and dividends receivable ...................................                            2,845,137
   Other assets ........................................................                                1,524
                                                                                               --------------
                                                            Total Assets                          204,964,146
                                                                                               --------------

LIABILITIES
   Accrued management fee ..............................................      $     87,065
   Other payables and accrued expenses .................................           107,649
                                                                              ------------
                                                       Total Liabilities                              194,714
                                                                                               --------------
      NET ASSETS, at market value ......................................                          204,769,432
                                                                                               ==============

NET ASSETS Net assets consist of:
      Undistributed net investment income ..............................                       $      247,069
      Net unrealized appreciation (depreciation) on investments ........                            4,061,271
      Accumulated net realized gain (loss) .............................                             (153,798)
      Paid-in capital ..................................................                          200,614,890
                                                                                               --------------
      NET ASSETS, at market value ......................................                       $  204,769,432
                                                                                               ==============

NetAsset Value Per Share ($204,769,432 / 10,273,464 shares of common
   stock outstanding, $.001 par value, 30,000,000 shares authorized) ...                               $19.93
                                                                                                       ======

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 1998

INVESTMENT INCOME
   Income:
      Interest ..........................................................                       $  15,036,819
      Dividends .........................................................                             368,998
                                                                                                -------------
                                                                                                   15,405,817

   Expenses:
      Management and investment advisory fee ............................    $   1,009,881
      Directors' fees and expenses ......................................           74,398
      Services to shareholders ..........................................           69,956
      Custodian fees ....................................................           15,867
      Reports to shareholders ...........................................           90,393
      Auditing ..........................................................           46,797
      Legal .............................................................           63,932
      State franchise tax ...............................................              816
      Other .............................................................           63,878          1,435,918
                                                                             -------------      -------------
                                                    Net Investment Income                          13,969,899
                                                                                                -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) from:
      Investment securities .............................................                             181,236
      Foreign currency related transactions .............................                               1,073
                                                                                                -------------
                                                                                                      182,309
   Net unrealized appreciation (depreciation) during the period on:
      Investment securities .............................................                          (3,515,722)
      Foreign currency related transactions .............................                                  19
                                                                                                -------------
                                                                                                   (3,515,703)
                                                                                                -------------
   Net gain (loss) on investments .......................................                          (3,333,394)
                                                                                                -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................................                       $  10,636,505
                                                                                                =============

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Years Ended December 31,
                                                                           -------------------------------------

INCREASE (DECREASE) IN NET ASSETS                                                 1998                1997
                                                                           ------------------ ------------------
Operations:
Net investment income ...................................................  $    13,969,899      $  14,425,572
Net realized gain (loss) from investment transactions and foreign
   currency related transactions during the period ......................          182,309          3,550,623
Net unrealized appreciation (depreciation) on investments and
   foreign currency related transactions during the period ..............       (3,515,703)         4,411,924
                                                                           ---------------     --------------
Net increase (decrease) in net assets resulting from operations .........       10,636,505         22,388,119
                                                                           ---------------     --------------
Dividends to shareholders from:
   Net investment income ................................................      (14,027,923)       (14,662,530)
                                                                           ---------------     --------------
   Net realized gains on investment transactions ........................         (205,189)                --
                                                                           ---------------     --------------
Fund share transactions:
   Reinvestment of dividends from net investment income .................        1,050,337          1,124,291
                                                                           ---------------     --------------
Increase (decrease) in net assets .......................................       (2,546,270)         8,849,880
Net assets at beginning of period .......................................      207,315,702        198,465,822
                                                                           ---------------     --------------
Net assets at end of period (including undistributed net investment
   income of $247,069 and $168,202, respectively) .......................  $   204,769,432     $  207,315,702
                                                                           ===============     ==============

Other Information
Increase (decrease) in Fund shares
Shares outstanding at beginning of period ...............................       10,219,267         10,158,937
Shares issued to shareholders in reinvestment of dividends
   from net investment income ...........................................           54,197             60,330
                                                                           ---------------     --------------
Shares outstanding at end of period .....................................       10,273,464         10,219,267
                                                                           ===============     ==============

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following table includes selected data (a) for a share outstanding throughout each period and other performance information derived from the financial statements and market price data.

                                                                      Years Ended December 31,
                                                       ------------------------------------------------------
                                                         1998       1997        1996        1995       1994
                                                       ------------------------------------------------------
Net asset value, beginning of period ...............    $20.29     $19.54      $19.94      $17.72     $20.13
                                                        ------     ------      ------      ------     ------
Income from investment operations:
  Income ...........................................      1.51       1.56        1.53        1.57       1.51
  Operating expenses ...............................      (.14)      (.14)       (.15)       (.14)      (.14)
                                                        ------     ------      ------      ------     ------
  Net investment income ............................      1.37       1.42        1.38        1.43       1.37
  Net realized and unrealized
   gain (loss) .....................................      (.34)       .77        (.38)       2.19      (2.42)
                                                        ------     ------      ------      ------     ------
Total from investment operations ...................      1.03       2.19        1.00        3.62      (1.05)
                                                        ------     ------      ------      ------     ------
Less distributions from:
  Net investment income ............................     (1.37)     (1.44)      (1.40)      (1.40)     (1.36)
  Net Realized gains from investment
   transactions ....................................      (.02)        --          --          --         --
                                                        ------     ------      ------      ------     ------
                                                         (1.39)     (1.44)      (1.40)      (1.40)     (1.36)
                                                        ------     ------      ------      ------     ------
Net asset value, end of period .....................    $19.93     $20.29      $19.54      $19.94     $17.72
                                                        ======     ======      ======      ======     ======
Per share market value, end of period ..............    $19.75     $19.50      $17.38      $18.00     $15.75
                                                        ======     ======      ======      ======     ======
Price range on New York Stock
  Exchange for each share of Common Stock
  outstanding during the period (Unaudited):
   High ............................................    $20.38     $19.94      $19.50      $19.13     $20.25
   Low .............................................    $18.75     $17.25      $16.75      $15.75     $15.25
Total Investment Return
  Per share market value (%) .......................      8.74      21.15        4.54       23.69     (13.54)
  Per share net asset value (%) (b) ................      5.46      12.09        6.08       21.78      (4.51)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .............       205        207         198         201        178
Ratio of operating expenses to
  average daily net assets (%) .....................       .70        .71         .76         .73        .71
Ratio of net investment income to
  average daily net assets (%) .....................      6.83       7.17        7.07        7.45       7.28
Portfolio turnover rate (%) ........................      49.8      162.2(c)     92.1        76.4      137.0

----------
(a)   Based on monthly average shares outstanding during the period.
(b) Total investment returns reflect changes in net asset value per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value.
(c) The portfolio turnover rate including mortgage dollar roll transactions aggregated 218.1% for the year ended December 31, 1997.

NOTES TO FINANCIAL STATEMENTS
December 31, 1998

Note A--SIGNIFICANT ACCOUNTING POLICIES. Montgomery Street Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates.

     Significant accounting policies are summarized as follows:

     Valuation of Investments--Portfolio debt securities with original maturities greater than sixty days upon purchase are valued by pricing agents approved by the Officers of the Fund, whose prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market investments purchased with an original maturity of sixty days or less are valued at amortized cost. Securities for which market quotations are not available are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors of the Fund.

     Foreign Currency Translations--The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

          (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

         (ii) purchases and sales of investment securities, interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

     The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

     Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the accrual and payment dates on interest and foreign withholding taxes.

     Mortgage Dollar Rolls--The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is recorded as deferred income and amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of the security while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

     Federal Income Taxes--The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund, accordingly, paid no federal income taxes and no federal income tax provision was required.

     From November 1 through December 31, 1998, the Fund incurred approximately $190,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 1999.

     Distribution of Income and Gains--Distributions of net investment income are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. The Fund uses the specific identification method for determining realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles
     (GAAP). These differences relate primarily to investments in mortgage backed securities and foreign denominated securities. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     Other--Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Note B--MANAGEMENT AND INVESTMENT ADVISORY FEE. Under the Fund's Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Fund agrees to pay the Adviser for services rendered, an annual fee, payable monthly, equal to 0.50 of 1% of the value of the net assets of the Fund up to and including $150 million; 0.45 of 1% of the value of the net assets of the Fund over $150 million and up to and including $200 million; and 0.40 of 1% of the value of the net assets of the Fund over $200 million. The Management Agreement also provides that the Adviser will reimburse the Fund for all expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) borne by the Fund in any fiscal year in excess of the sum of one and one-half percent of the first $30 million of average net assets and one percent of average net assets in excess of $30 million. Further, if annual expenses as defined in the Management Agreement exceed 25% of the Fund's annual gross income, the excess will be reimbursed by the Adviser. For the year ended December 31, 1998, the fees pursuant to the Management Agreement amounted to $1,009,881, equivalent to an effective annualized rate of 0.5% of the Fund's average monthly net assets.

Effective September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries PLC ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. In December 1998, the Board of Directors and the shareholders of the Fund approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Management Agreement, except for the dates of execution and termination.

None of the Directors are affiliated with the Adviser. For the year ended December 31, 1998, Directors' fees and expenses aggregated $74,398.

Note C--PURCHASES AND SALES OF INVESTMENTS. For the year ended December 31, 1998, purchases and sales of investment securities (excluding direct U.S. government obligations and short-term investments) aggregated $85,696,040 and $84,215,931, respectively. Purchases and sales of direct U.S. Government obligations aggregated $13,173,010 and $13,598,109, respectively.

Report of Ernst & Young LLP,
Independent Auditors

     To the Shareholders and Board of Directors
     Montgomery Street Income Securities, Inc.
     San Francisco, California

     We have audited the accompanying statement of assets and liabilities of Montgomery Street Income Securities, Inc. (the "Fund"), including the schedule of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Montgomery Street Income Securities, Inc. at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



     Boston, Massachusetts                                 /s/Ernst & Young LLP
     February 8, 1999



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STOCKHOLDER MEETING RESULTS

A Special Meeting of Stockholders of Montgomery Street Income Securities, Inc. (the "Fund") was held on Friday, December 11, 1998, at the offices of Scudder Kemper Investments, Inc., 101 California Street, Suite 4100, San Francisco, California. The following matter was voted upon by Stockholders (the resulting votes for this matter are presented below).


1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

       For              Against           Abstain      Broker Non-Votes*
       ---              -------           -------      -----------------

    6,981,662           96,829            116,473              0









--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                                       22

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DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

  All registered stockholders of the Fund's Common Stock are offered the opportunity of participating in a Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Registered stockholders, on request or on becoming registered stockholders, are mailed information regarding the Plan, including a form by which they may elect to participate in the Plan and thereby cause their future net investment income dividends and capital gains distributions to be invested in shares of the Fund's Common Stock. EquiServe is the agent (the "Plan Agent") for stockholders who elect to participate in the Plan.

  If a stockholder chooses to participate in the Plan, the stockholder's dividends and capital gains distributions will be promptly invested, automatically increasing the stockholder's holdings in the Fund. If the Fund declares a dividend or capital gains distributions payable either in cash or in stock of the Fund, the stockholder will automatically receive stock. If the market price per share on the payment date for the dividend (the "Valuation Date") equals or exceeds the net asset value per share, the Fund will issue new shares to the stockholder at the greater of the following on the Valuation Date:
(a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the Valuation Date is less than the net asset value per share, the Fund will issue new shares to the stockholder at the market price per share on the Valuation Date. In either case, for federal income tax purposes the stockholder will be deemed to receive a distribution equal to the market value on the Valuation Date of the new shares issued. If dividends or capital gains distributions are payable only in cash, then the stockholder will receive shares purchased on the New York Stock Exchange or otherwise on the open market. In this event, for federal income tax purposes the amount of the distribution will equal the cash distribution paid. State and local taxes may also apply. All reinvestments are in full and fractional shares, carried to three decimal places.

  Stockholders participating in the Plan can also purchase additional shares quarterly in any amount from $100 to $3,000 (a "Voluntary Cash Investment") by sending in a check together with the cash remittance slip which will be sent with each statement of the stockholder's account. Such additional shares will be purchased on the open market by the Plan Agent. The purchase price of shares purchased on the open market, whether pursuant to a reinvestment of dividends payable only in cash or a Voluntary Cash Investment, will be the average price (including brokerage commissions) of all shares purchased by the Plan Agent on the date such purchases are effected. In addition, stockholders may be charged a service fee in an amount up to 5% of the value of the Voluntary Cash Investment. Although subject to change, stockholders are currently charged $1 for each Voluntary Cash Investment.

  Stockholders may terminate their participation in the Plan at any time and elect to receive dividends and other distributions in cash by notifying the Plan Agent in writing. Such notification must be received not less than 10 days prior to the record date of any distribution. There is no charge or other penalty for such termination. The Plan may be terminated by the Fund or the Plan Agent upon written notice mailed to the stockholders at least 30 days prior to the record date of any distribution. Upon termination, the Fund will issue certificates for all full shares held under the Plan and cash for any fractional share.

  Alternatively, stockholders may request the Plan Agent to sell any full shares and remit the proceeds, less a $2.50 service fee and less brokerage commissions. The sale of shares (including fractional shares) will be a taxable event for federal income tax purposes and may be taxable for state and local tax purposes.

  The Plan may be amended by the Fund or the Plan Agent at any time. Except when required by law, written notice of any amendment will be mailed to stockholders at least 30 days prior to its effective date. The amendment will be deemed accepted unless written notice of termination is received prior to the effective date.

  An investor holding shares in its own name can participate directly in the Plan. An investor holding shares in the name of a brokerage firm, bank or other nominee should contact that nominee, or any successor nominee, to determine whether the nominee can participate in the Plan on the investor's behalf and to make any necessary arrangements for such participation.

  Additional information, including a copy of the Plan and its Terms and Conditions and an enrollment form, can be obtained from the Plan Agent by writing EquiServe, P.O. Box 8209, Boston, MA 02266-8209, or by calling (800) 426-5523.




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